Exhibit 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Vaso Active Pharmaceuticals, Inc.(the "Company") on Form 10-Q for the nine month period ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph Frattaroli, Acting Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:


(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



NOVEMBER 14, 2008

 BY: /s/ Joseph Frattaroli
     --------------------------
ACTING CHIEF EXECUTIVE OFFICER (PRINCIPAL EXECUTIVE OFFICER)
CHIEF FINANCIAL OFFICER (PRINCIPAL FINANCIAL OFFICER)


This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.